LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

SUPPLEMENT DATED MAY 23, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

PERMAL ALTERNATIVE CORE FUND,

DATED MAY 1, 2016

At a special meeting of shareholders of Permal Alternative Core Fund (the “fund”) held on May 20, 2016, shareholders approved a new subadvisory agreement between the fund’s investment manager, Legg Mason Partners Fund Advisor, LLC, and EnTrustPermal Management LLC (“EnTrustPermal”) with respect to the fund. The new subadvisory agreement became effective upon shareholder approval on May 20, 2016 and supersedes the interim subadvisory agreements that went into effect with respect to the fund on May 2, 2016, when the combination of The Permal Group, of which Permal Asset Management LLC, the fund’s former subadviser, was a member, and EnTrust Capital became effective. The combination triggered the automatic termination provisions in the fund’s prior subadvisory agreements, and the interim subadvisory agreements allowed EnTrustPermal to serve as the subadviser to the fund until shareholders approved the new subadvisory agreement.

All references in the Summary Prospectus and Prospectus to “Permal Asset Management LLC” and “Permal” should be replaced with “EnTrustPermal Management LLC” or “EnTrustPermal,” respectively.

Effective July 22, 2016, the fund’s name will be changed to EnTrustPermal Alternative Core Fund.

The following text replaces any information to the contrary in the section of the Summary Prospectus and Prospectus titled “Management”:

Subadviser: EnTrustPermal Management LLC (“EnTrustPermal”)

Portfolio managers: Christopher Zuehlsdorff, CFA, and Alexander Pillersdorf. Mr. Zuehlsdorff (Senior Managing Director and Co-Head of Global Investments of EnTrustPermal) and Mr. Pillersdorf (Senior Vice President of EnTrustPermal) have been portfolio managers for the fund since its inception.

The following text replaces the second and third paragraph in the section of the Prospectus titled “More on fund management”:

EnTrustPermal Management LLC (“EnTrustPermal”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments. EnTrustPermal, with offices at 900 Third Avenue, New York, New York 10022, is a separate subsidiary of EnTrustPermal LLC, a holding company formed for the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust, and entities controlled by him. EnTrustPermal LLC has approximately $27.3 billion in assets under management as of April 30, 2016. EnTrustPermal provides day-to-day portfolio management with respect to the fund’s assets, including the allocation among asset classes and the determination of the fund’s allocation to particular underlying funds.

The following text replaces the section of the Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers

Christopher Zuehlsdorff is Senior Managing Director and Co-Head of Global Investments of EnTrustPermal and is on the Global Investment Committee. Mr. Zuehlsdorff is responsible for liquid alternative strategies and certain global macro client mandates. Previously, Mr. Zuehlsdorff was Senior Vice President, Deputy Chief Investment Officer and a lead Portfolio Manager of The Permal Group.

Mr. Zuehlsdorff joined Permal in 2003 as a Senior Financial Analyst, responsible for discovering and screening both potential and existing investment managers. Prior to that time, Mr. Zuehlsdorff was an IT consultant at Computer Sciences Corporation. Mr. Zuehlsdorff holds an M.B.A. in Finance and Accounting from Carnegie Mellon University (2003). He also holds a B.A. in Economics and Mathematics from Saint Olaf College (1998). He is a CFA® Charterholder.

Alexander Pillersdorf is Senior Vice President of EnTrustPermal. Mr. Pillersdorf is responsible for a number of client accounts with credit/event driven mandates. Responsibilities include quantitative and qualitative due diligence on prospective hedge fund managers, especially those who manage credit related strategies. Mr. Pillersdorf joined The Permal Group in 2005 as a Financial Analyst. Prior to Permal, Mr. Pillersdorf was a Financial Analyst at Houlihan Lokey Howard & Zukin, where he focused on financial restructurings, mergers & acquisitions, and other corporate finance related activities. Mr. Pillersdorf holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania. He also graduated with distinction from the Goizueta Business School at Emory University with a B.B.A. in Finance and Accounting.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

PRML275163

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